                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    FILED BY THE REGISTRANT /X/
    FILED BY A PARTY OTHER THAN THE REGISTRANT / /

    CHECK THE APPROPRIATE BOX:
    / /  PRELIMINARY PROXY STATEMENT
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
    /X/  DEFINITIVE PROXY STATEMENT
    / /  DEFINITIVE ADDITIONAL MATERIALS
    / / SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION 240.14A-12

                                   WPS RESOURCES CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  $125 PER  EXCHANGE ACT  RULES 0-11(C)(1)(II),  14A-6(I)(1), 14A-6(I)(2)  OR
     ITEM 22(A)(2) OF SCHEDULE 14A.
/ / $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3).
/ /  FEE  COMPUTED  ON   TABLE  BELOW   PER  EXCHANGE   ACT  RULES   14A-6(I)(4)
     AND 0-11.
     1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
        ------------------------------------------------------------------------
     2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
        ------------------------------------------------------------------------
     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
        ------------------------------------------------------------------------
     4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
        ------------------------------------------------------------------------
     5) TOTAL FEE PAID:
        ------------------------------------------------------------------------
/ /  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
     1) AMOUNT PREVIOUSLY PAID:
        ------------------------------------------------------------------------
     2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
        ------------------------------------------------------------------------
     3) FILING PARTY:
        ------------------------------------------------------------------------
     4) DATE FILED:
        ------------------------------------------------------------------------

                           WPS RESOURCES CORPORATION
    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

March 22, 1996

Dear WPS Resources Corporation Shareholder:

You are cordially invited to attend the 1996 Annual Shareholders Meeting which will be held at 10:30 A.M., on Thursday, May 2, 1996, at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. An organ concert will precede the meeting beginning at 10:00 A.M. Directions to the meeting location are included on the last page of this booklet. Parking is free.

The formal Notice of Annual Meeting of Shareholders and Proxy Statement which appear on the following pages provide information concerning matters to be considered. At the meeting, we will report on the Company's progress, plans, and prospects, and respond to your questions and comments.

We hope for a large attendance either in person or by proxy. Whether you own many shares or only a few, your presence or your proxy is important in making up the total number of shares necessary to transact business at the meeting.

IF YOU ARE UNABLE TO ATTEND, PLEASE COMPLETE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Sincerely,
[signature]

DANIEL A. BOLLOM
Chairman and
Chief Executive Officer

                           WPS RESOURCES CORPORATION
    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996
                             ---------------------

TO THE SHAREHOLDERS OF WPS RESOURCES CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of WPS Resources Corporation, a Wisconsin corporation ("Company"), will be held on Thursday, May 2, 1996, at 10:30 A.M., Green Bay Time, at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin for the following purposes:

         1. To elect three directors of Class B to hold office until the Annual Meeting of Shareholders in 1999 or until their successors have been elected and qualified.

         2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 14, 1996, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

    Even if you plan to attend the Annual Meeting, please complete, date, and sign the enclosed proxy and mail it promptly in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Your attention is directed to the attached Proxy Statement.

                                           WPS RESOURCES CORPORATION

                                           [FRANCIS J. KICSAR SIGNATURE]

                                           Francis J. Kicsar
                                           SECRETARY
Green Bay, Wisconsin
March 22, 1996

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS, AND RETURN IMMEDIATELY.

                                                                  March 22, 1996
                                PROXY STATEMENT
                           WPS RESOURCES CORPORATION

    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of WPS Resources Corporation ("Company") for the Annual Meeting of Shareholders to be held on Thursday, May 2, 1996 at 10:30 A.M., at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin and at any adjournment thereof ("Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders and in this Proxy Statement.

    Only shareholders of record as of the close of business on March 14, 1996 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Company's outstanding voting securities consisted of 23,896,962 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share with respect to each proposal submitted for consideration at the Meeting. The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the accompanying form of proxy were first mailed to shareholders on or about March 22, 1996.

    A proxy, in the enclosed form, which is properly executed, duly returned to the Company, and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares represented thereby will be voted FOR the indicated nominees for directors and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the persons named in the proxy. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Each proxy granted may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the

Secretary of the Company, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    No person is known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Set forth below is a tabulation indicating, as of January 1, 1996, the shares of the Company's equity securities beneficially owned by the five named executives in the Summary Compensation Table, each nominee and director, and all directors and officers of the Company as a group. No officer or director owns more than 1% of any class of the Company's equity securities.

                                                                     AMOUNT AND NATURE OF
       TITLE OF CLASS                NAME OF BENEFICIAL OWNER        OWNERSHIP (1)(2)(3)
-----------------------------  ------------------------------------  --------------------
Common Stock, $1.00 Par        Daniel A. Bollom                           5,652(4)
 Value per share               J. Gus Swoboda                             3,940
                               Richard A. Krueger                         3,277(5)
                               Patrick D. Schrickel                       1,875
                               Clark R. Steinhardt                        3,462(6)
                               A. Dean Arganbright                        2,010
                               Sister M. Lois Bush                          200(7)
                               James L. Kemerling                           500
                               Richard A. Bemis                           1,000
                               Robert C. Gallagher                        1,778
                               Michael S. Ariens                          2,514(8)
                               Kathryn M. Hasselblad-Pascale              2,600(9)
                               Larry L. Weyers                              470
                               All directors and officers as a           38,285(10)
                                group (17)

------------------------
 (1)None of the persons listed beneficially owns shares of any other class of equity securities of the Company or its subsidiaries, except Mr. Arganbright's spouse owns 10 shares of Preferred Stock 5% series ($100 par value) of Wisconsin Public Service Corporation.

 (2)In each case, the indicated owner has sole voting power and sole investment power with respect to the shares shown in this column except as noted.

 (3)Includes shares of common stock held in the Wisconsin Public Service Corporation Employee Stock Ownership Plan and Trust ("ESOP").

 (4)Includes 494 shares held in survivorship marital property.

 (5)Includes 104 shares held in joint tenancy.

 (6)Includes 35 shares held as custodian.

 (7)Owned by Sisters of the Sorrowful Mother of which Sister M. Lois Bush is a member.

 (8)Includes 1,966 shares held by M&M Ariens, Inc.

 (9)Includes 443 shares owned by spouse.

(10)Includes 443 shares owned by spouses; 104 shares held in joint tenancy, 35 shares held as custodian, and 494 shares in survivorship marital property.

                       NOMINEES FOR ELECTION AS DIRECTORS

    Pursuant to the Restated Articles and the By-Laws of the Company, the Board consists of nine directors and is divided into three classes of three directors each, with one class being elected each year for a term of three years. Accordingly, it is proposed that the three nominees listed below be elected to serve as Class B directors for three-year terms to expire at the 1999 Annual Meeting of Shareholders and upon the election and qualification of their successors. A. Dean Arganbright, Sister M. Lois Bush, and James L. Kemerling are presently Class B directors whose terms expire at this year's Annual Meeting, and who have been nominated for re-election.

    Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Under Wisconsin law, cumulative voting for directors is permitted but is not presently provided for in the Company's Restated Articles of Incorporation.

    Certain information about the three nominees for such directorships is set forth below. It is intended that the proxies solicited on behalf of the Board will be voted for the following nominees. The Board has no reason to believe that any of these nominees will be unable or unwilling to serve as directors if elected, but if any nominee should be unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend in place of such nominee.

                  NOMINEES -- CLASS B -- TERM EXPIRING IN 1996

                                                                                                     DIRECTOR
                NAME                      AGE                   PRINCIPAL OCCUPATION                   SINCE
------------------------------------      ---      -----------------------------------------------  -----------
A. Dean Arganbright (1)(2)(3)             65       Retired Chairman, President, and Chief                 1972
                                                    Executive Officer, Wisconsin National Life
                                                    Insurance Company, Oshkosh, WI
Sister M. Lois Bush, SSM (1)(3)           51       President and Chief Executive Officer of SSM -         1993
                                                    Ministry Corporation (operator of hospitals
                                                    and health related facilities in Wisconsin,
                                                    Iowa, and Minnesota)
James L. Kemerling (1)(2)                 56       Chairman, President, and Chief Executive               1988
                                                    Officer, The Specialty Packaging Group, Inc.,
                                                    Wausau, WI (manufacturer of composite cans),
                                                    since 1994; President and Chief Executive
                                                    Officer, Shade/ Allied Inc., Green Bay, WI
                                                    (manufacturer of business forms), 1990-1994

------------------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Strategic Action Planning Committee.

    Each of the nominees, except James L. Kemerling, has served in the same or another position with the employer indicated for at least five years.

    The following tables set forth certain information about Class A and Class C directors who are not standing for election in 1996.

                        CLASS A -- TERM EXPIRING IN 1998

                                                                                                    DIRECTOR
             NAME                   AGE                      PRINCIPAL OCCUPATION                     SINCE
------------------------------      ---      ----------------------------------------------------  -----------
Richard A. Bemis (1)(4)             54       President and Chief Executive Officer, Bemis                1983
                                              Manufacturing Company, Sheboygan, WI (manufacturer
                                              of toilet seats, contract plastics, and wood
                                              products)
Daniel A. Bollom                    59       Chairman and Chief Executive Officer of the Company         1989
                                              (5)
Robert C. Gallagher (1)(2)          57       Chairman and President, Associated Bank, Green Bay,         1992
                                              WI, Executive Vice President, Associated Banc-Corp

                        CLASS C -- TERM EXPIRING IN 1997

                                                                                                    DIRECTOR
             NAME                   AGE                      PRINCIPAL OCCUPATION                     SINCE
------------------------------      ---      ----------------------------------------------------  -----------
Michael S. Ariens (1)(3)(4)         64       Chairman, Ariens Company, Brillion, WI (manufacturer        1974
                                              of outdoor power equipment)
Kathryn M. Hasselblad-Pascale       48       Partner and General Manager, Hasselblad Machine             1987
 (1)(4)                                       Company, Green Bay, WI (manufacturer of automatic
                                              screw machine products)
Larry L. Weyers                     50       President and Chief Operating Officer of the Company        1996
                                              (6)

------------------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Strategic Action Planning Committee.

(4) Member of Nominating Committee.

(5) Daniel A. Bollom became Chairman of the Board on January 1, 1996. He continues as Chief Executive Officer. Previously, he was President and Chief Executive Officer.

(6) Larry L. Weyers became President and Chief Operating Officer and a director on January 1, 1996. He is filling out the term of Linus M. Stoll who retired as a director on December 31, 1995.

    Each of the Class A and Class C directors has served in the same or another position with the employer indicated for at least five years.

    Other directorships held by the directors include the following:

       Richard A. Bemis -- W. H. Brady Company, Milwaukee, WI
       Robert C. Gallagher -- Associated Banc-Corp, Green Bay, WI
       Michael S. Ariens -- David White, Inc., Germantown, WI

    During 1995, the Board met eleven times. All directors attended more than 94% of the total number of meetings, including meetings of committees of which they are members.

    Nonemployee director remuneration consists of a monthly fee of $1,242, and $800 for each Board meeting attended or $200 for each telephonic meeting. Employee directors receive no compensation for their services as directors.

    The Audit Committee, which includes all nonemployee directors, met two times during 1995. Its duties and responsibilities include, but are not necessarily limited to, the following:

        (1) To recommend annually a firm of independent public accountants.

        (2) To approve the services to be performed by the independent public accountants.

        (3) To review the reports and comments of the audit services department and independent public accountants and to recommend such action as is appropriate to the Board.

    Each member of the Audit Committee receives $600 for each meeting attended.

    The Compensation Committee, which is composed of three nonemployee directors, met one time during 1995. Its function is to recommend to the Board the compensation to be paid to officers and selected managerial personnel. Each member receives $600 for each meeting attended.

    The Nominating Committee, consisting of three nonemployee directors, recommends to the Board candidates to be nominated for election as directors at the Annual Meeting and to fill any vacancies on the Board. The Nominating Committee also approves officer changes. The Nominating Committee met five times in 1995. Each member receives $600 for each meeting attended. The Nominating Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company no later than November 1, in order to be considered for the Annual Meeting in the following year.

    The Strategic Action Planning Committee, consisting of three nonemployee directors, reviews and provides input for the Company's Strategic Plans. The Strategic Action Planning Committee met one time in 1995. Each member receives $600 for each meeting attended.
                             ---------------------

    Based solely on a review of statements of beneficial ownership and of changes therein furnished to the Company during and with respect to the 1995 calendar year and written representations made to the Company, the management has concluded that no person who at any time during 1995 was a director or officer of the Company failed to file with the Securities and Exchange Commission on a timely basis reports of beneficial ownership of the Company's securities required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, except that during 1995 Linus M. Stoll, who retired as a director on December 31, 1995, inadvertently failed to file one such report on a timely basis. A report was subsequently filed by Mr. Stoll reporting the acquisition of
19.866 shares of solely-owned common stock and the acquisition of 42.1156 shares of common stock by his wife.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the total compensation paid by the Company and its subsidiaries for all services rendered during 1995, 1994, and 1993 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company or its subsidiaries who perform policy-making functions for the Company.


                                                                      LONG TERM COMPENSATION
                                  ANNUAL COMPENSATION (3)              AWARDS            PAYOUTS
                                                     (E)          (F)         (G)                        (I)
                                                 OTHER ANNUAL  RESTRICTED  SECURITIES                 ALL OTHER
         (A)                     (C)       (D)     COMPEN-       STOCK     UNDERLYING      (H)         COMPEN-
       NAME AND         (B)     SALARY    BONUS     SATION      AWARD(S)    OPTIONS/   LTIP PAYOUTS     SATION
  PRINCIPAL POSITION    YEAR     ($)       ($)      ($)(4)        ($)       SARS (#)       ($)          ($)(5)
----------------------  ----  ----------  -----  ------------  ----------  ----------  ------------  ------------

Daniel A. Bollom        1995  291,582.00  0.00     25,809.69     0.00         0.00          0.00       22,359.33
 President              1994  273,662.25  0.00     29,700.09     0.00         0.00          0.00       31,072.79
 & CEO(1)               1993  253,553.90  0.00     26,106.24     0.00         0.00          0.00       26,503.47

Jelmer G. Swoboda       1995  161,922.96  0.00     20,206.03     0.00         0.00          0.00       10,083.32
 Senior Vice            1994  153,193.02  0.00     19,622.46     0.00         0.00          0.00       13,154.35
 President(2)           1993  144,059.14  0.00     18,515.29     0.00         0.00          0.00       11,581.38

Richard A. Krueger      1995  161,922.96  0.00     18,111.24     0.00         0.00          0.00       11,112.41
 Senior Vice            1994  153,192.27  0.00     18,070.52     0.00         0.00          0.00       14,210.65
 President(2)           1993  144,054.98  0.00     15,290.27     0.00         0.00          0.00       12,118.62

Patrick D. Schrickel    1995  159,477.00  0.00     14,420.14     0.00         0.00          0.00        9,676.66
 Senior Vice            1994  150,553.50  0.00     13,956.27     0.00         0.00          0.00       12,786.86
 President(1)           1993  141,215.90  0.00     12,069.61     0.00         0.00          0.00       11,461.95

Clark R. Steinhardt     1995  156,933.00  0.00     15,748.95     0.00         0.00          0.00       12,274.45
 Senior Vice            1994  148,012.47  0.00     12,005.56     0.00         0.00          0.00       17,408.68
 President(2)           1993  138,531.27  0.00     12,901.20     0.00         0.00          0.00       15,760.87

------------------------------
(1)  Officer of both the Company and Wisconsin Public Service Corporation.

(2)  Officer of Wisconsin Public Service Corporation.

(3) Compensation deferred at election of executive includable under Salary for year earned.

(4) These amounts reflect perquisites, deferred compensation not deferred at the election of the officer, and the following: spouse expense, flexible spending account refunds, taxable meals, moving expense, imputed lodge income, insurance reimbursement, vacation pay, and holiday pay. No perquisites exceed 25% of the total perquisites except for Vacation/Holiday payments as shown below. Deferred Compensation for Bollom, Swoboda,

     Krueger, Schrickel, and Steinhardt was $20,410.71, $11,334.66,  $11,334.66,
     $11,163.42, and $10,985.34, respectively, for 1995; $19,156.35, $10,723.55,
     $10,723.50,   $10,538.73,  and  $10,360.92,  respectively,  for  1994;  and
     $17,747.83, $10,083.83, $10,083.83, $9,884.81, and $9,697.23, respectively, for 1993. Vacation/Holiday payments for Bollom, Swoboda, Krueger, Schrickel and Steinhardt are $4,697.85, $8,437.22, $6,165.66, $2,562.32, and
     $3,153.97,   respectively,  for  1995;   $9,934.21,  $8,563.76,  $6,414.23,
     $2,685.69, and  $0,  respectively,  for  1994;  and  $5,177.30,  $7,551.98,
     $4,356.91, $1,146.26, and $0, respectively, for 1993.

(5) These amounts reflect Wisconsin Public Service Corporation contributions under the ESOP for Bollom, Swoboda, Krueger, Schrickel, and Steinhardt of $2,485.02, $2,436.75, $2,349.52, $2,425.12, and $2,385.57, respectively, for  1995;  $1,614.15,  $1,568.38,  $1,524.93,  $1,562.01,  and  $1,534.20,
     respectively, for 1994; and $1,819.31 for each for 1993. Above Market Deferred Compensation Interest for Bollom, Swoboda, Krueger, Schrickel, and Steinhardt was $18,278.31, $7,291.57, $8,230.89, $6,952.54, and $9,659.88,
     respectively, for 1995; $28,027.64, $11,204.97, $12,130.72, $10,904.85, and
     $15,550.48,  respectively, for 1994;  and $23,553.16, $9,372.07, $9,808.31,
     $9,317.64, and $13,514.56, respectively, for 1993. Supplemental Retirement Benefits for Bollom, Swoboda, Krueger, Schrickel, and Steinhardt were $335, $150, $150, $152, and $153, respectively, for 1995; $357, $161, $161, $162, and  $198, respectively,  for 1994; and  $468, $172, $166,  $187, and $214,
     respectively, for 1993. Retirement Plan Supplement for Bollom, Swoboda, Krueger, Schrickel, and Steinhardt was $1,261, $205, $382, $147, and $76, respectively, for 1995; $1,074, $220, $394, $158, and $126, respectively, for 1994; and $663, $218, $325, $138, and $213, respectively, for 1993.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (1)
WPS Resources Corporation (WPSR),
S&P 500 Index and Edison Electric Institute (EEI) 100 Index (2)
YEARS                                                                     WPSR    S&P 500 Index   EEI Index
1990                                                                       100              100         100
1991                                                                       107              130         129
1992                                                                       113              140         139
1993                                                                       142              155         154
1994                                                                       170              157         136
1995                                                                       191              215         179
Assumes $100 invested on December 31, 1990
in WPSR Common Stock, S&P 500 Index, and EEI 100 Index
(1) Total return assumes reinvestment of dividends
(2) The Companies included in the EEI 100 Index are the following:

ALLEGHENY POWER SYSTEM INC
AMERICAN ELECTRIC POWER INC
ATLANTIC ENERGY INC
BALTIMORE GAS & ELEC CO
BANGOR HYDRO-ELEC CO
BLACK HILLS CORP
BOSTON EDISON CO
CAROLINA POWER & LIGHT CO
CENTERIOR ENERGY CORP
CENTRAL & SOUTH WEST CORP
CENTRAL HUDSON GAS & ELEC
CENTRAL LOUISIANA ELEC CO INC

CENTRAL MAINE POWER CO
CENTRAL VERMONT PUB SVC CORP
CILCORP INC
CINERGY CORP
CIPSCO INC
CMS ENERGY CORP
COMMONWEALTH ENERGY SYSTEM
CONSOLIDATED EDISON CO OF NY
DELMARVA POWER & LIGHT CO
DTE ENERGY
DOMINION RESOURCES INC
DPL INC
DQE INC
DUKE POWER INC
EASTERN UTILITIES ASSOC
EL PASO ELEC CO
EMPIRE DISTRICT ELEC CO
ENOVA CORP
ENTERGY CORP
ESELCO INC
FLORIDA PROGRESS CORP
FPL GROUP INC
GENERAL PUBLIC UTIL CORP
GREEN MOUNTAIN POWER CORP
HAWAIIAN ELEC IND INC
HOUSTON IND INC
IDAHO POWER CO
IES INDUSTRIES INC
ILLINOVA CORP
INTERSTATE POWER CO
IPALCO ENTERPRISES INC
KANSAS CITY POWER & LIGHT CO
KU ENERGY CORP
LG&E ENERGY CORP
LONG ISLAND LIGHTING CO
MADISON GAS & ELEC CO
MAINE PUBLIC SVC CO
MID AMERICAN ENERGY
MINNESOTA POWER
MONTANA POWER CO
NEVADA POWER CO
NEW ENGLAND ELEC SYSTEM
NEW YORK STATE ELEC & GAS CORP
NIAGARA MOHAWK POWER CORP
NIPSCO INDUSTRIES INC
NORTHEAST UTILITIES
NORTHERN STATES POWER CO
NORTHWESTERN PUBLIC SVC CO
OHIO EDISON CO
OKLAHOMA GAS & ELEC CO
ORANGE & ROCKLAND UTIL INC
OTTER TAIL POWER CO
PACIFIC GAS & ELEC CO
PACIFICORP
PPL RESOURCES
PECO ENERGY
PINNACLE WEST CAPITAL GROUP
PORTLAND GENERAL CORP
POTOMAC ELEC POWER CORP
PUBLIC SERVICE CO OF COLORADO
PUBLIC SERVICE CO OF NEW MEXICO
PUBLIC SERVICE ENTERPRISE GROUP
PUGET SOUND POWER & LIGHT CO
ROCHESTER GAS & ELEC CORP
SCANA CORP
SCECORP
SIERRA PACIFIC RESOURCES
SOUTHERN COMPANY
SOUTHERN INDIANA GAS & ELEC CO
SOUTHWESTERN PUBLIC SVC CO
ST. JOSEPH LIGHT & POWER CO
TECO ENERGY INC
TEXAS UTILITIES CO
TNP ENTERPRISES INC
TUCSON ELECTRIC POWER CO
UNICOM INC
UNION ELECTRIC CO
UNITED ILLUMINATING CO
UNITIL CORP
UPPER PENINSULA ENERGY CORP
UTILICORP UNITED
WASHINGTON WATER POWER CO
WESTERN RESOURCES
WISCONSIN ENERGY CORP
WPL HOLDINGS INC
WPS RESOURCES CORP

    Iowa-Illinois Gas & Electric Co. and Midwest Resources Inc., which were included in the EEI Index for 1994, merged to become Mid American Energy, which is included in the EEI Index for 1995. Detroit Edison Co., Pennsylvania Power & Light Co., and San Diego Gas & Electric Corp. are included in the EEI Index for 1995 as DTE Energy, PPL Resources, and Enova, respectively.

                      BOARD COMPENSATION COMMITTEE REPORT

    The Board Compensation Committee met on September 14, 1995 to address the compensation of the Chairman and CEO and the other executive officers of the Company and its subsidiaries. In 1993, management introduced a new pay plan applicable to all executive, supervisory/professional, and administrative employees. The pay plan is designed to support the Company's vision and mission statements and its commitment to a quality management philosophy. The key attributes of the plan are:

        - An employee development process which is based on continuous process improvement replaced an individual performance rating system.

        - Pay levels will not be based on corporate performance measures but are market driven, with the pay advancement based on each employee's relationship to the average market rate of the assigned pay grade. The average market rates are based on median base salaries reported to the Edison Electric Institute ("EEI") by utilities with revenue levels comparable to that of the Company. It should be noted that many of these reporting utilities are members of the EEI 100 Index group listed in Note 2 to the Comparison of Five-Year Cumulative Total Return Table set forth above. The composition of the two groups, however, is not identical. In general, the compensation levels of the executive officers of the Company are below the median base salaries for executive officers of comparable utilities.

        - The formula used to bring executives who are either above or below the market rate to their market target rate has a maximum of a 10-year horizon. Thus, those farther below the market target rate will receive a larger salary increase than those closer to the target rate. If an executive is promoted to a higher-rated position, a promotional increase is provided at the time of the change in duties.

    Based on the pay plan formula, the Chairman and CEO's salary was set at $305,361 effective October 1, 1995. A $305,361 annual salary is 77% of the median base salaries reported to the EEI by utilities with comparable revenue levels to Wisconsin Public Service Corporation ("WPSC").

    The Company and its subsidiaries have considered the implications of Section 162(m) of the Internal Revenue Code (the "Code") regarding deductibility of annual executive compensation over $1 million. The compensation levels for officers of the Company and its subsidiaries fall well below this level and, hence, the provisions of Section 162(m) of the Code have not affected the compensation program of the Company.

                                           A. Dean Arganbright
                                           Robert C. Gallagher
                                           James L. Kemerling

                                 BENEFIT PLANS

    The Company's wholly-owned subsidiary, Wisconsin Public Service Corporation ("WPSC"), maintains the Wisconsin Public Service Corporation Deferred Compensation Plan ("Deferred Compensation Plan"). The Deferred Compensation Plan is available to designated executives, including each of the five named senior officers. The plan consists of the following components: (1) Mandatory Salary Deferrals; (2) Voluntary Salary Deferrals; (3) Death Benefit; (4) Protection of Qualified Pension Benefit; and (5) Supplemental Retirement Benefits.

    MANDATORY SALARY DEFERRALS. Payment of a portion (currently 7%) of the compensation of each of the five named senior officers is credited to the Deferred Compensation Plan in lieu of being paid directly to the officer. The amount deferred is credited to the Stock Account and treated as if invested in Company common stock.

    VOLUNTARY SALARY DEFERRALS. Each of the five named senior officers may elect to defer up to 30% of the officer's compensation for any year and have such amount credited, for record-keeping purposes, to the Deferred Compensation Plan. In accordance with advance elections made by each officer, Voluntary Salary Deferrals are credited to the Stock Account as described above with respect to Mandatory Salary Deferrals, or the amounts are credited to a Reserve Account. Amounts in the Reserve Account are credited with earnings, generally at the greater of 6% per annum or a rate equal to 70% of the Company's return on common shareholder's equity. (Voluntary Salary Deferrals made prior to January 1, 1996 were credited with a higher earnings rate.) The Compensation Committee may revise the earnings rate applicable to the Reserve Account or the manner in which the rate is calculated, but the rate may not be reduced below 6% per annum. In addition, the Compensation Committee may permit an officer to defer in excess of 30% of the officer's salary, but amounts in excess of the 30% threshold are automatically credited to the Reserve Account.

    DEATH BENEFIT. A special death benefit will be provided if any of the five named senior officers dies prior to age 65 if at the time of the officer's death Mandatory and/or Voluntary Salary Deferrals are being credited to the officer's account. The benefit is an amount equal to the amount of additional deferrals and earnings that would have been credited to the officer's account had deferrals (and earnings assuming that deferrals were credited to the Reserve Account) continued through age 65 at the rate in effect at the time of the officer's death. The special death benefit is payable in 15 annual installments. The benefit is a fixed amount which does not accrue earnings on the undistributed balance.

    PROTECTION OF QUALIFIED PENSION BENEFIT. The Deferred Compensation Plan will provide a benefit to each of the five named senior officers to the extent that the officer's benefits under the Wisconsin Public Service Corporation Administrative Retirement Plan ("Pension Plan") are limited because of certain legal restrictions. See the description of the Wisconsin Public Service Corporation Administrative Retirement Plan below.

    SUPPLEMENTAL RETIREMENT BENEFITS. The Deferred Compensation Plan provides to each of the five named senior officers, upon retirement on or after age 60 (or earlier retirement with the written approval of the Compensation Committee) monthly payments equal to 20% of the highest average monthly compensation received during any 36-consecutive month period of employment. Such payments continue for 10 years after retirement. If the officer dies during the 10-year period, the officer's surviving spouse will receive 50% of such payments for the remainder of the 10-year period. If the officer dies while employed, the surviving spouse will receive, for a 10-year period, 50% of the amount that would have been paid to the officer had he retired on his date of death (disregarding, for this purpose, the age 60 eligibility requirement). Payments terminate if neither the officer nor spouse is living, even if 120 monthly payments have not been made.

    The following table indicates the annual Supplemental Retirement Benefit that would be payable during the 10-year period to each of the 5 named senior officers (assuming that each executive had retired on December 31, 1995 and disregarding, for this purpose, the age 60 eligibility requirement in the case of any officer who has not yet attained age 60).

    HIGHEST AVERAGE MONTHLY
 COMPENSATION RECEIVED DURING
   ANY 36 CONSECUTIVE MONTHS
        PRIOR TO AGE 65          ANNUAL BENEFITS PAYABLE
-------------------------------  ------------------------
           $  15,000                    $   36,000
              16,000                        38,400
              17,000                        40,800
              18,000                        43,200
              19,000                        45,600
              20,000                        48,000
              21,000                        50,400
              22,000                        52,800
              23,000                        55,200
              24,000                        57,600
              25,000                        60,000
              26,000                        62,400
              27,000                        64,800
              28,000                        67,200
              29,000                        69,600
              30,000                        72,000

    The Deferred Compensation Plan contains several provisions that take effect in the event of a Change in Control of the Company or WPSC.

    First, upon a Change in Control, a revised minimum earnings rate for Voluntary Salary Deferrals becomes applicable. The minimum rate is the greater of six percent per annum or a rate equal to two percentage points above the prime lending rate of Firstar Bank-Milwaukee, Milwaukee, Wisconsin. Second, the Supplemental Retirement Benefit becomes immediately vested, even if the officer terminates employment prior to retirement. Third, contributions to the Deferred Compensation Trust, which are discretionary prior to a Change in Control, are required in an amount sufficient to fund the benefits accrued by participants in the Deferred Compensation Plan through the funding date. Assets in the Deferred Compensation Trust remain subject to the claims of creditors, but may not, following a Change in Control, be withdrawn by the Company or WPSC.

    A Change in Control means any of the following events:

    (i) Approval by the shareholders of the Company or WPSC of a merger or consolidation of the Company or WPSC with or into another corporation if neither the Company, WPSC, nor any of their subsidiaries will be the surviving corporation, or the disposition of all or substantially all of the Company's or WPSC's assets to another corporation, person, or other entity (other than the Company, WPSC, or a subsidiary of either);

    (ii) The acquisition by any person (other than the Company, any of their subsidiaries, the ESOP, or the Deferred Compensation Trust) of beneficial ownership of 15% or more of the voting power of the shares of capital stock of the Company;

    (iii) During any consecutive two-year period a majority of the Board of the Company consists of persons who, were neither directors at the beginning of such period, nor persons whose nominations or elections were approved by a vote of two-thirds of the directors then in office;

    (iv) A loss of 15% or more of the customers of WPSC resulting from the exercise of statutorily granted condemnation powers by any government entity.

    WPSC also maintains the Wisconsin Public Service Corporation Administrative Employees Savings Plan ("Savings Plan") and the ESOP, in which substantially all employees of WPSC, including the five named senior officers, are eligible to participate.

    Under the Savings Plan, each participant may defer, in accordance with applicable tax law limits, a portion of his or her compensation and have the deferred amount deposited as a pre-tax contribution to the Savings Plan.

    The ESOP has entered into two loans guaranteed by WPSC the proceeds of which were used to purchase the common stock of the Company. Each year, shares become available under the ESOP for allocation to participants in proportion to the percentage of the outstanding loans that have been repaid during that year. The shares available under the ESOP as of the close of any year are allocated among those participants who for that year made pre-tax contributions to the Savings Plan.

    The Wisconsin Public Service Corporation Administrative Employees' Retirement Plan ("Pension Plan"), under which executive officers are included, is a noncontributory defined benefit plan under which contributions on behalf of a specified participant cannot be individually calculated. Since the Pension Plan is in a fully funded position, no contributions were made to it in 1995. Straight-line benefits at normal retirement age of 65 years (with a 50% benefit payable to a surviving spouse, actuarially reduced for any age differences) are determined by the average of the 5 highest years compensation in the last 10 years times 55% times years of service up to 35 divided by 35, plus 1/2% of such average compensation times years of service exceeding 35, less an offset for a portion of Social Security benefits. Employees who were employed prior to 1982 would qualify for the higher of the current pension formula or a grandfathered formula which is 1 1/2% of the final average pay times years of service limited by 50% of final average pay less a Social Security offset. The following table shows the annual retirement benefits payable at the normal retirement age of 65 years for specified remunerations and years of service under the provisions of the Pension Plan in effect December 31, 1995, and assuming retirement on that date:

                               PENSION PLAN TABLE
                         ANNUAL RETIREMENT BENEFITS AT
                       NORMAL RETIREMENT AGE OF 65 YEARS
                         FOR YEARS OF SERVICE INDICATED

 AVERAGE ANNUAL
  REMUNERATION
 HIGHEST 5 YEARS    15 YEARS     20 YEARS    25 YEARS    30 YEARS    35 YEARS
-----------------  -----------  ----------  ----------  ----------  ----------
   $   180,000      $  40,500   $   54,000  $   67,500  $   81,000  $   91,806
       190,000         42,750       57,000      71,250      85,500      97,306
       200,000         45,000       60,000      75,000      90,000     102,806
       210,000         47,250       63,000      78,750      94,500     108,306
       220,000         49,500       66,000      82,500      99,000     113,806
       230,000         51,750       69,000      86,250     103,500     119,306
       240,000         54,000       72,000      90,000     108,000     124,806
       250,000         56,250       75,000      93,750     112,500     130,306
       260,000         58,500       78,000      97,500     117,000     135,806
       270,000         60,750       81,000     101,250     121,500     141,306
       280,000         63,000       84,000     105,000     126,000     146,806
       290,000         65,274       87,032     108,790     130,548     152,306
       300,000         67,631       90,175     112,719     135,262     157,806
       310,000         69,988       93,318     116,647     139,977     163,306
       320,000         72,345       96,461     120,576     144,691     168,806
       330,000         74,703       99,603     124,504     149,405     174,306
       340,000         77,060      102,746     128,433     154,119     179,806

    Compensation for pension purposes differs from the amounts in the annual compensation columns of the Summary Compensation Table for all five executive officers named.

Messrs. Bollom, Swoboda, Krueger, Schrickel, and Steinhardt had 1995 pensionable compensation of $316,696, $178,453, $178,459, $173,207, and $169,185,
respectively. Messrs. Bollom, Swoboda, Krueger, Schrickel, and Steinhardt have credited service under the Pension Plan as of December 31, 1995 of 38, 37, 35, 30, and 28 years, respectively. Benefit amounts in the table have been reduced for Social Security offsets.

    The annual benefits payable from the Pension Plan are subject to a maximum limitation (for 1995 of $120,000) under Internal Revenue Code Section 415. In addition, the amount of compensation considered for purposes of the Pension Plan is limited ($150,000 for 1995) under Internal Revenue Code Section 401(a)(17). The Deferred Compensation Plan provides additional monthly benefits, including the five named senior executives, equal to any loss of benefit payments under the Pension Plan caused by the maximum benefit or compensation limitations and/ or Mandatory and Voluntary Salary Deferrals under the Deferred Compensation Plan. These additional payments are made only while the officer or surviving spouse receives a monthly benefit from the Pension Plan. Benefit amounts shown in the table include projected payments to the officer under the Pension Plan and the additional payments for the loss of Pension Plan benefits as described in this paragraph. Amounts were accrued during 1995 for the unfunded future payment obligations.

                                 OTHER BUSINESS

    At the time this Proxy Statement went to press, the Company knew of no matters constituting a proper subject for action by the shareholders which would be presented at the Meeting, other than the election of directors. If any other matters are properly presented at the Meeting, the persons named in the proxy will vote upon them in accordance with their best judgment.

    Certain of the officers, directors, and employees of the Company may solicit proxies by correspondence, telephone, telegraph, or in person, but without extra compensation. The Company may reimburse banks, brokers, nominees, and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

                                 ANNUAL REPORTS

    The Annual Report of the Company for the year 1995, including financial statements and the report of independent public accountants, Arthur Andersen LLP (which firm has been selected to continue to act in that capacity for the year
1996), was mailed to all shareholders in March of 1996, and to all persons who subsequently became shareholders of record prior to the close of business on the Record Date. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement if such representative desires to do so.

    THE COMPANY FILES A SEPARATE ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. A COPY OF THE FORM 10-K FOR THE YEAR 1995 (NOT INCLUDING EXHIBITS THERETO) WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF THE COMMON STOCK AS OF THE RECORD DATE FOR THIS ANNUAL MEETING AND WHO MAKES WRITTEN REQUEST FOR IT, ADDRESSED TO THE ATTENTION OF FRANCIS J. KICSAR, SECRETARY, 700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WI 54307-9001.

                          FUTURE SHAREHOLDER PROPOSALS

    Shareholder proposals intended for consideration at the 1997 Annual Meeting of Shareholders must be received by the Company by November 24, 1996.

                                           WPS RESOURCES CORPORATION

                                            [FRANCIS J. KICSAR SIGNATURE]

                                           Francis J. Kicsar
                                           SECRETARY

                       DIRECTIONS TO THE WEIDNER CENTER,
                      UNIVERSITY OF WISCONSIN - GREEN BAY


RECOMMENDED ROUTES TO                                 The last page of the Proxy Statement includes a
UNIVERSITY OF WISCONSIN - GREEN BAY                   narrative description of recommended routes to the
THE CITY ROUTE:                                       University of Wisconsin - Green Bay, Weidner
54-57 (University Ave.) to the University Ave.        Center where the Annual Shareholders Meeting of
Nicolet Drive exit. Nicolet Drive to the campus.      WPS Resources Corporation will be held. Two maps
THE SCENIC ROUTE:                                     are included on the page, one of which shows the
Monroe-Quincy (57) or Webster Ave. north from         various major highways or other local roads
downtown Green Bay to East Shore Drive, east along    leading to the site and the other a presentation
the bay to the campus. N. Irwin Ave. or Danz Ave.     of the campus of the University of Wisconsin -
may also be taken north to East Shore Drive.          Green Bay with the Weidner Center highlighted.
FROM 41 SOUTH, 41-141 NORTH:
I-43 South (Tower Drive) to Exit 185 (54-57), or
172 east to I-43, then north to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.
FROM AUSTIN-STRAUBEL FIELD:
172 east to I-43, then north to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.
FROM I-43 SOUTH:
I-43 North to Exit 185 (54-57), 54-57 to
University Ave.-Nicolet Drive exit, Nicolet Drive
to campus.
FROM 29 EAST:
29 West to I-43 North, I-43 to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.

PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

FOR ALL NOMINEES EXCEPT THOSE WRITTEN IN SPACE AT LEFT / /

WITHHOLD AUTHORITY FOR ALL NOMINEES / /

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

Please mark one box only in the ELECTION OF
DIRECTORS, sign exactly as your name is printed on this card, date, and RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                           Signature(s) of shareholder(s)

Date:                                                                   , 1996
     -------------------------------------------------------------------------

1. ELECTION OF DIRECTORS
   A. Dean Arganbright, Sister M. Lois Bush, SSM, and
   James L. Kemerling

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

------------------------------------------------------------------------------

                          PROXY -- WPS RESOURCES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS MEETING -- MAY 2, 1996

The undersigned hereby appoints Daniel A. Bollom and Francis J. Kicsar as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below and, in their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 14, 1996, at the Annual Meeting of Shareholders to be held on May 2, 1996, at 10:30 a.m. or any adjournment thereof:

(This proxy is continued, and is to be signed and dated on the reverse side.)